UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place

Austin, MN 55912

(Address of Principal Executive Office, including zip code)

(507) 437-5611

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 4, 2020, Hormel Foods Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 therein (collectively, the “Underwriters”), pursuant to which the Company has agreed to issue and sell and the Underwriters have severally agreed to purchase an aggregate principal amount of $1,000,000,000 of the Company’s 1.800% Notes due 2030 (the “Notes”). The aggregate gross consideration to be received by the Company (taking into account original issue discount and underwriting discounts, but before transaction expenses) for the sale of the Notes is $990,770,000. The issuance and settlement of the Notes is scheduled to occur on June 11, 2020, subject to customary closing conditions.

The Underwriting Agreement contains representations, warranties and covenants that are customary for transactions of this type. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-237980) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, and the related Prospectus dated May 4, 2020 and Prospectus Supplement dated June 4, 2020. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is expressly incorporated by reference herein and into the Registration Statement. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to the actual terms thereof.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated June 4, 2020 among Hormel Foods Corporation and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto.
101.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: June 10, 2020	By	/s/ JAMES N. SHEEHAN
JAMES N. SHEEHAN
Executive Vice President and
Chief Financial Officer